SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2004
Date of Report (Date of earliest event reported)

TEXEN OIL AND GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33193	88-0435904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2401 Fountain View Drive, Houston, Texas 77070
(Address of principal executive offices)

(713) 782-5758
(Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release

ITEM 9.   REGULATION FD DISCLOSURE

Mr. Michael Sims, President and CEO of Texen Oil and Gas Discusses Current Drilling Program and Corporate Strategies with PrBroadcast.com in Online Interview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXEN OIL AND GAS, INC.

BY: /s/ Michael Sims
DATED: August 3, 2004	Michael Sims, President and CEO